Exhibit 99.1

KindlyMD Announces Strategic Partnership with Antalpha and Intent to Establish $250 Million Convertible Debt Facility

First Step in Broader Effort to Develop Innovative Financing Tools for the Bitcoin Market

Collaboration Launches Initial Treasury Financing Structure

Salt Lake City, UTAH – October 7, 2025 – KindlyMD, Inc. (NASDAQ: NAKA) (“KindlyMD” or “the Company”), a provider of integrated healthcare services and a Bitcoin treasury vehicle through its subsidiary Nakamoto Holdings (“Nakamoto”), today announced a strategic partnership with Antalpha (NASDAQ: ANTA), a fintech company specializing in financing, technology and risk management solutions for the digital asset industry.

As a leader in Bitcoin mining supply chain financial services, Antalpha is extending its expertise beyond mining to serve companies managing Bitcoin as a treasury reserve asset. In partnering with Nakamoto, the two firms aim to create financing structures tailored to the needs of treasury-focused organizations and to help accelerate Bitcoin’s adoption among public companies.

“This partnership represents the power of Bitcoin companies backing Bitcoin companies,” said David Bailey, Chairman and CEO of KindlyMD. “It’s meaningful to work with a longstanding, mission-aligned Bitcoin company to create financial solutions for Nakamoto and the wider industry. Together with Antalpha, we are not only addressing today’s financing needs but also laying the foundation for future structures tailored to the unique requirements of Bitcoin treasury companies. This is the first step in what we expect will be a long series of initiatives to benefit our portfolio, our shareholders, and the Bitcoin ecosystem at large.”

“As a Bitcoin-native company and market leader with an unmatched reputation for exceptional client services, Antalpha is the ideal partner for creating competitive, long-term financing options that understand Bitcoin’s intrinsic properties as a treasury reserve asset,” said Mr. Bailey.

Additionally, as part of the strategic partnership, Antalpha and Nakamoto have signed a non-binding letter of intent regarding the issuance by Nakamoto of new 5-year $250 million secured convertible notes to Antalpha. The purpose of the convertible notes is intended to provide long-term financing for KindlyMD with less dilution risk to its stockholders compared to standard convertible debt, expand Bitcoin holdings in the Nakamoto Bitcoin Treasury, in addition to general corporate purposes. Proceeds of the financing are also intended to be used to replace a prior $203 million Bitcoin-secured credit from Two Prime Lending Limited, while the Two Prime credit facility will remain available for future use as needed. Pending the completion of the convertible debt facility, Antalpha will provide an interim Bitcoin-backed loan to KindlyMD.

“Nakamoto’s vision for the industry and its strategy to invest in a global network of Bitcoin companies is aligned with our view of the industry’s future,” said Dr. Derar Islim, COO and CEO of Antalpha Americas & EMEA. “Antalpha understands the unique requirements of Bitcoin treasury companies and the specialized financing and technology services they need. Together, we are building new structures that bridge the gap between traditional financing and the realities of the Bitcoin market, with this agreement representing only the first step. We expect to continue developing additional solutions with Nakamoto that serve treasury companies at scale and further accelerate Bitcoin’s adoption by public companies.”

The partnership follows Mr. Bailey’s September 15 Shareholder Letter, which emphasized the importance of building alignment among shareholders and financial partners to support the Company’s long-term investment strategy. Since then, the Company has transitioned away from prior financing arrangements that were not fully aligned with this strategy and is now focused on partnerships that share its long-term vision.

About KindlyMD

KindlyMD® is a patient-first and healthcare data company redefining value-based care and patient-centered medical services. Formed in 2019, KindlyMD leverages data analysis to deliver evidence-based, personalized solutions in order to reduce opioid use, improve health outcomes faster, and provide value based, algorithmic guidance on the use of alternative medicine in healthcare. In August 2025, KindlyMD completed its merger with Nakamoto Holdings Inc., a Bitcoin-native holding company. This strategic partnership formed a public Bitcoin treasury strategy that unites KindlyMD’s healthcare expertise with Nakamoto’s vision of integrating Bitcoin into global capital markets, creating a diversified entity focused on both healthcare innovation and Bitcoin treasury management.

About Antalpha

Antalpha is a leading fintech company specializing in providing financing, technology, and risk management solutions to institutions in the digital asset industry. Antalpha offers Bitcoin supply chain and margin loans through the Antalpha Prime technology platform, which allows customers to originate and manage their digital assets loans, as well as monitor collateral positions with near real-time data.

Forward-Looking Statements

All statements, other than statements of historical fact, included in this press release that address activities, events or developments that that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements, as defined under U.S. federal securities laws, related to the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and often include statements about our future operations, business strategies, plans, objectives, expectations, intentions, goals, projections, prospects, future events, or performance, as well as underlying assumptions. These statements-covering matters such as expectations, plans, strategic outlooks, financial projections, market conditions, regulatory environments, Bitcoin-related strategies, Bitcoin treasury management activities, and the Company’s anticipated holding of Bitcoin as part of its corporate treasury are inherently uncertain and involve numerous assumptions and risks.

Forward-looking terms used may include, but are not limited to, “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “would,” “may,” “plan,” “will,” “guidance,” “look,” “goal,” “future,” “build,” “focus,” “continue,” “strive,” “allow,” “seek,” “aim,” “target,” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements and similar expressions. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, descriptions of the Company and its operations, strategies and plans, integration, debt levels and leverage ratio, capital expenditures, cash flows and anticipated uses thereof, including the purchase, custody, and potential sale or other use of Bitcoin, synergies, opportunities and anticipated future performance, including the management team and board of directors of the Company. These statements may also relate to broader macroeconomic trends, industry developments, technology adoption, competitive positioning, market expansion, product launches, research and development efforts, acquisitions or dispositions, legal or regulatory developments, and other initiatives that could affect our future business performance. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include risks relating to Bitcoin market volatility, cybersecurity and custody of digital assets, potential changes in laws or accounting standards relating to cryptocurrency, and regulatory developments affecting Bitcoin or other digital assets, as well as the risk that changes in the Company’s capital structure and governance could have adverse effects on the market value of its securities; the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on the Company operating results and business generally; the risk that the Company may be unable to reduce expenses or access financing or liquidity; the impact of any related economic downturn; the risk of changes in governmental regulations or enforcement practices; adverse impacts from geopolitical events, health crises, supply chain disruptions, changes to laws or accounting standards, cybersecurity threats or data breaches, intellectual property disputes, competitive pressures, or changes in consumer behavior; and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond the Company’s control, including those detailed in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and such other documents of the Company filed, or to be filed, with the SEC that are or will be available on the Company’s website at www.kindlymd.com and on the website of the SEC at www.sec.gov. All forward-looking statements are based on assumptions that the Company believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company does not undertake any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Nothing contained herein constitutes an offer to buy or sell securities of the Company or any other party, nor does it constitute a solicitation of any proxy or vote.

Investor Relations Contact:

Valter Pinto, Managing Director
KCSA Strategic Communications
(212) 896-1254
KindlyMD@KCSA.com

Media Contact:

Carissa Felger / Sam Cohen
Gasthalter & Co.
(212) 257-4170
Nakamoto@gasthalter.com

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